Exhibit 99.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Current Report on Form 8-K of Whirlpool Corporation of our reports, dated February 8, 2006, with respect to the consolidated financial statements and schedule of Maytag Corporation, as of December 31, 2005 and January 1, 2005 and for each of the years in the three year period ended December 31, 2005, included in Maytag Corporation's Annual Report (Form 10-K) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP

April 5, 2006
Chicago, Illinois